Exhibit 24.3

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, JOHN F. BROCK, Chairman and Chief Executive Officer of Coca-Cola Enterprises, Inc. ( the “Company”), do hereby appoint John R. Parker, Jr., Terri L. Purcell, William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-3, and any amendments and supplements thereto, in connection with the registration of $4 billion of Senior Debt Securities, Guarantees, Debt Warrants and Currency Warrants.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of July, 2008.

/s/ John F. Brock
John F. Brock, Chairman and Chief Executive Officer
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, WILLIAM W. DOUGLAS III, Executive Vice President and Chief Financial Officer of Coca-Cola Enterprises, Inc. ( the “Company”), do hereby appoint John R. Parker, Jr., Terri L. Purcell, William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-3, and any amendments and supplements thereto, in connection with the registration of $4 billion of Senior Debt Securities, Guarantees, Debt Warrants and Currency Warrants.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of July, 2008.

/s/ William W. Douglas III
William W. Douglas III, Executive Vice
President and Chief Financial Officer
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, JOSEPH D. HEINRICH, Vice President, Controller and Chief Accounting Officer of Coca-Cola Enterprises, Inc. ( the “Company”), do hereby appoint John R. Parker, Jr., Terri L. Purcell, William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-3, and any amendments and supplements thereto, in connection with the registration of $4 billion of Senior Debt Securities, Guarantees, Debt Warrants and Currency Warrants.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of July, 2008.

/s/ Joseph D. Heinrich
Joseph D. Heinrich, Vice President,
Controller and Chief Accounting Officer
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, ORRIN INGRAM, a Director of Coca-Cola Enterprises, Inc. ( the “Company”), do hereby appoint John R. Parker, Jr., Terri L. Purcell, William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-3, and any amendments and supplements thereto, in connection with the registration of $4 billion of Senior Debt Securities, Guarantees, Debt Warrants and Currency Warrants.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of July, 2008.

/s/ Orrin Ingram
Orrin Ingram, a Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, FERNANDO AGUIRRE, a Director of Coca-Cola Enterprises, Inc. ( the “Company”), do hereby appoint John R. Parker, Jr., Terri L. Purcell, William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-3, and any amendments and supplements thereto, in connection with the registration of $4 billion of Senior Debt Securities, Guarantees, Debt Warrants and Currency Warrants.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of July, 2008.

/s/ Fernando Aguirre
Fernando Aguirre, a Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, CALVIN DARDEN, a Director of Coca-Cola Enterprises, Inc. ( the “Company”), do hereby appoint John R. Parker, Jr., Terri L. Purcell, William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-3, and any amendments and supplements thereto, in connection with the registration of $4 billion of Senior Debt Securities, Guarantees, Debt Warrants and Currency Warrants.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of July, 2008.

/s/ Calvin Darden
Calvin Darden, a Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, GARY P. FAYARD, a Director of Coca-Cola Enterprises, Inc. ( the “Company”), do hereby appoint John R. Parker, Jr., Terri L. Purcell, William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-3, and any amendments and supplements thereto, in connection with the registration of $4 billion of Senior Debt Securities, Guarantees, Debt Warrants and Currency Warrants.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of July, 2008.

/s/ Gary P. Fayard
Gary P. Fayard, a Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, IRIAL FINAN, a Director of Coca-Cola Enterprises, Inc. ( the “Company”), do hereby appoint John R. Parker, Jr., Terri L. Purcell, William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-3, and any amendments and supplements thereto, in connection with the registration of $4 billion of Senior Debt Securities, Guarantees, Debt Warrants and Currency Warrants.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of July, 2008.

/s/ Irial Finan
Irial Finan, a Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, MARVIN J. HERB, a Director of Coca-Cola Enterprises, Inc. ( the “Company”), do hereby appoint John R. Parker, Jr., Terri L. Purcell, William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-3, and any amendments and supplements thereto, in connection with the registration of $4 billion of Senior Debt Securities, Guarantees, Debt Warrants and Currency Warrants.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of July, 2008.

/s/ Marvin J. Herb
Marvin J. Herb, a Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, L. PHILLIP HUMANN, a Director of Coca-Cola Enterprises, Inc. ( the “Company”), do hereby appoint John R. Parker, Jr., Terri L. Purcell, William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-3, and any amendments and supplements thereto, in connection with the registration of $4 billion of Senior Debt Securities, Guarantees, Debt Warrants and Currency Warrants.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of July, 2008.

/s/ L. Phillip Humann
L. Phillip Humann, a Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, DONNA A. JAMES, a Director of Coca-Cola Enterprises, Inc. ( the “Company”), do hereby appoint John R. Parker, Jr., Terri L. Purcell, William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-3, and any amendments and supplements thereto, in connection with the registration of $4 billion of Senior Debt Securities, Guarantees, Debt Warrants and Currency Warrants.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of July, 2008.

/s/ Donna A. James
Donna A. James, a Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, THOMAS H. JOHNSON, a Director of Coca-Cola Enterprises, Inc. ( the “Company”), do hereby appoint John R. Parker, Jr., Terri L. Purcell, William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-3, and any amendments and supplements thereto, in connection with the registration of $4 billion of Senior Debt Securities, Guarantees, Debt Warrants and Currency Warrants.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of July, 2008.

/s/ Thomas H. Johnson
Thomas H. Johnson, a Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, SUZANNE LABARGE, a Director of Coca-Cola Enterprises, Inc. ( the “Company”), do hereby appoint John R. Parker, Jr., Terri L. Purcell, William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-3, and any amendments and supplements thereto, in connection with the registration of $4 billion of Senior Debt Securities, Guarantees, Debt Warrants and Currency Warrants.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of July, 2008.

/s/ Suzanne Labarge
Suzanne Labarge, a Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, CURTIS R. WELLING, a Director of Coca-Cola Enterprises, Inc. ( the “Company”), do hereby appoint John R. Parker, Jr., Terri L. Purcell, William T. Plybon, or any of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-3, and any amendments and supplements thereto, in connection with the registration of $4 billion of Senior Debt Securities, Guarantees, Debt Warrants and Currency Warrants.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of July, 2008.

/s/ Curtis R. Welling
Curtis R. Welling, a Director
Coca-Cola Enterprises Inc.